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                                                                   EXHIBIT 10.20


                            TRINITY INDUSTRIES, INC.
                      NON-QUALIFIED STOCK OPTION AGREEMENT


         THIS AGREEMENT, by and between Trinity Industries, Inc. (hereinafter called the "Company") and Michael E. Flannery (hereinafter called the "Optionee");

                                  WITNESSETH:

         WHEREAS, the Optionee, was employed by Thrall Car Manufacturing Company ("Thrall") or its parent company, Duchossois Industries, Inc., prior to Thrall's merger with TCMC Acquisition Corp., a wholly owned subsidiary of the Company, pursuant to which the Company became the owner of all of the outstanding stock of Thrall, and the Company desires that the Optionee be employed by Thrall or one of the Company's Affiliates; and

         WHEREAS, the Company has determined to grant to the Optionee a non-qualified stock option to induce the Optionee to enter into an employment arrangement with Thrall or one of the Company's Affiliates and also afford the Optionee an opportunity to obtain an increased proprietary interest in the Company so as to assure a closer identification between the Optionee's interest and the interest of the Company;

         NOW, THEREFORE, in consideration of the premises and the covenants and agreements herein contained, the parties hereto agree as follows:

         1. Grant of Option. The Company hereby grants to the Optionee the option to purchase from the Company the $1.00 par value Common Stock of the Company over a period of time. The price per share (the "Exercise Price"), the total number of shares subject to the option (the "Optioned Shares"), and the periods of time during which such Optioned Shares may be purchased are as set forth in Exhibit A attached hereto and made a part hereof.

         The options granted hereunder are not intended to constitute incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended from time to time.

         2. Manner of Exercising Option. The option granted herein shall be exercised by the Optionee only in the State of Texas at the principal office of the Company by:

                  (a) Delivering to the Controller of the Company a written notice specifying the number of Optioned Shares the Optionee then desires to purchase, which written notice shall be in substantially the following form and shall be signed by the
                  Optionee:

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                      "To the Board of Directors of Trinity Industries, Inc.:

                      I hereby exercise my option to purchase from Trinity Industries, Inc. (the "Company") at Dallas, Texas ______________ shares of its Common Stock in accordance with my Non-Qualified Stock Option Agreement dated October 26, 2001 and hereby tender in payment therefore cash and/or stock in the amount of, and/or with an aggregate value equal to $_________, being $___________ per share.


                                                       ------------------------
                                                       "(Name of Optionee)"
                                                       "(Date)"

                  ; and

                  (b) Tendering the full exercise price of such Optioned Shares either: (1) in cash (including check, bank draft, or money order); or (2) by the delivery of shares of Common Stock of the Company already owned by the Optionee; or (3) tendering shares of Common Stock of the Company owned by the Optionee by delivery of a completed and signed Trinity Industries, Inc. "Stock Option Exercise Attestation Form"; or (4) by a combination of items b(1), b(2) or b(3) above.

         Shares of Common Stock of the Company delivered or tendered to exercise the option must be held for at least six months prior to the date of exercise of the option if the shares were acquired by previous exercise of a stock option. Shares acquired by methods other than exercise of a stock option (e.g. open market purchase, gift, etc.) do not have the six month holding requirement.

         The amount of any federal, state, or local tax required to be withheld by the Company due to the exercise of an option granted hereunder shall be satisfied, at the election of the Optionee but subject to the consent of the Company, either (a) by payment by the Optionee to the Company of the amount of such withholding obligation in cash (the "Cash Method"), or (b) through the retention by the Company of a number of shares of common stock out of the shares being purchased through the exercise of the option having a fair market value equal to the amount of the withholding obligation (the "Share Retention Method"). The cash payment or cash equal to the fair market value of the shares so withheld, as the case may be, shall be remitted by the Company to the appropriate taxing authorities.

         As soon as practicable after such exercise of the option in whole or in part by the Optionee, the Company will deliver to the Optionee at the Company's principal office in the State of Texas a certificate or certificates for the number of shares with respect to which the option shall be so exercised minus the number of shares to be withheld, if any, issued in the Optionee's name. Each purchase of stock hereunder shall be a separate and divisible transaction and a complete contract in and of itself.


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         3. Compliance with Securities and Other Laws. The Company shall not be required to sell or issue shares of Common Stock under option if the issuance thereof would constitute a violation by either the Optionee or the Company of any provision of any law or regulation of any governmental authority or any national securities exchange. As a condition of any sale or issuance of the shares of Common Stock under option, the Company may place legends on shares, issue stop transfer orders and require such agreements or undertakings from the Optionee as the Company may deem necessary or advisable to assure compliance with any such law or regulation, including, if the Company or its counsel deems it appropriate, representations from the Optionee that the Optionee is acquiring the shares of Common Stock solely for investment and not with a view to distribution and that no distribution of such shares acquired by Optionee will be made unless registered pursuant to applicable federal and state securities laws, or in the opinion of counsel of the Company, such registration is unnecessary.

         4. Early Termination of Option. Subject to the provisions of Section 7, in the event that the Optionee ceases to be an officer, director, or employee of the Company or a Subsidiary of the Company for any reason, this option shall terminate completely as to all shares with respect to which the Optionee was not entitled, under the terms hereof, to purchase at the date of such cessation of service. However, to the extent that this option could have been exercised at the date of cessation of service and the Optionee could have purchased shares, under the terms hereof, at the date of such cessation of service, then this option shall continue with respect to those shares which the Optionee could have purchased and had not purchased, under the terms hereof, at the date of such cessation of service only to the extent set forth below.

         For purposes hereof, the term "Disability" shall mean the Optionee's permanent and total inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; the term "Retirement" shall mean the Optionee's termination of employment, other than discharge for cause, after age 65 or on or before age 65 if pursuant to the terms of any Retirement plan maintained by the Company or any of its Subsidiaries in which the Optionee participates; and the term "Change in Control" shall have the meaning set forth in the Trinity Industries, Inc. 1998 Stock Option and Incentive Plan, as Amended or may be amended from time to time (the "Plan").

                  (a) If the Optionee ceases to be an officer, director, or employee of the Company or a Subsidiary by reason of the fact that the Optionee is discharged for cause, as determined solely and exclusively by the Chief Executive Officer of the Company, all rights of the Optionee to exercise an option shall terminate, lapse, and be forfeited at the time of the Optionee's discharge for cause.

                  (b) If the Optionee ceases to be an officer, director, or employee of the Company or a Subsidiary by reason of the Optionee's resignation, all rights of the Optionee to exercise an option shall terminate, lapse, and be forfeited ten (10) days after the date of the Optionee's resignation; except that in case the Optionee shall die within ten (10) days after the date of resignation, the personal representatives, heirs, legatees, or distributees of the Optionee, as appropriate, shall have the right up to twelve (12) months from the date of resignation to exercise any such option to the extent that the option was exercisable prior to death and had not been so exercised.

                  (c) If the Optionee ceases to be an officer, director, or employee of the Company or a Subsidiary by reason of the Optionee's Retirement, all rights of the Optionee to exercise an option shall terminate, lapse, and be forfeited thirty-six
                  (36) months after the date of the Optionee's Retirement; except that in case the Optionee shall die within thirty-six
                  (36) months after the date of Retirement, the personal representatives, heirs, legatees, or distributees of the Optionee, as appropriate, shall have the right up to twelve
                  (12) months from the date of death to exercise any such option to the extent that the option was exercisable prior to death and had not been so exercised.

                  (d) If the Optionee ceases to be an officer, director, or employee of the Company or a Subsidiary by reason of the Optionee's Disability, all rights of the Optionee to exercise an option shall terminate, lapse, and be forfeited three (3 months) after the date that the Optionee ceased to be an officer, director, or employee of the Company or a Subsidiary; except that in case the Optionee shall die within three (3) months after the Optionee ceases to be an officer, director, or employee pursuant to the provisions of this paragraph (d), the personal representatives, heirs, legatees, or distributees of the Optionee, as appropriate, shall have the right up to twelve (12) months from such cessation of service to exercise any such option to the extent that the option was exercisable prior to death and had not been so exercised.

                  (e) If the Optionee ceases to be an officer, director, or employee of the Company or a Subsidiary by reason of death, the personal representatives, heirs, legatees, or distributees of the Optionee, as appropriate, shall have the right up to twelve (12) months from the termination of service to exercise any such option to the extent that the option was exercisable prior to death and had not been so exercised.

                  (f) If the Optionee ceases to be an officer, director, or employee of the Company or a Subsidiary for any reason other than discharge for cause, resignation, Retirement, Disability, or death, all rights of the Optionee to exercise an option shall terminate, lapse, and be forfeited three (3) months after the date that the Optionee ceased to be an officer, director, or employee of the Company or a Subsidiary; except that in case the Optionee shall die within three(3) months after the Optionee ceases to be an officer, director, or employee pursuant to the provisions of this paragraph (f), the personal representatives, heirs, legatees, or distributees of the Optionee, as appropriate, shall have the right up to twelve (12) months from such cessation of service to exercise any such option to the extent that the option was exercisable prior to death and had not been so exercised.

                  (g) Despite the provisions of paragraphs (b), (c), (d), (e), and (f) of this Section 4, no option shall be exercisable under any condition after the expiration date specified in Exhibit A.

                  (h) Notwithstanding the provisions of paragraphs (b), (c),
                  (d), (e) and (f) of this Section 4, if Optionee is employed by the Company or a Subsidiary on October 26, 2003, this option shall be exercisable by Optionee, to the extent not previously exercised, during the period of October 27, 2003 through October 26, 2005 even if the Optionee ceases employment with the Company or a Subsidiary during such period.

         5. Nontransferability of Option. This option shall not be transferable otherwise than by will or the laws of descent and distribution, and this option may be exercised, during the lifetime of the Optionee, only by the Optionee. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of this option contrary to the provisions hereof, or the levy of any execution, attachment, or similar process upon this option shall be null and void and without effect.

         6. Changes in Capitalization. The option price shall be adjusted from time to time as follows:

                  (a) Subject to any required action by stockholders, the number of Optioned Shares covered by each outstanding option, and the Exercise Price, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Company resulting from a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend (but only on shares of Common Stock) or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company.

                  (b) Subject to any required action by stockholders, if the Company shall be the surviving corporation in any merger or consolidation, this option shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to the option would have been entitled.

                  (c) In the event of a change in the shares of Common Stock of the Company as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Optioned Shares within the meaning of this option.

         To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board of Directors of the Company, whose determination shall be final, binding, and conclusive.

         Except as hereinbefore expressly provided in this Section 6 and in
Section 7, Optionee shall have no rights by reason of any subdivision or consolidation, of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, reorganization, merger, or consolidation, or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of Optioned Shares or the Exercise Price.

         The granting of this option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate, or sell, or transfer all or any part of its business or assets.

         7. Vesting of Option.

                  (a) The option granted hereunder may only be exercised to the extent that the Optionee is vested in such option. The Optionee shall vest in the option granted hereunder in accordance with the schedule specified in Section 1. This option vesting schedule will be accelerated in the event the provisions of paragraphs (b), (c), (d) or (e) of this Section 7 apply.

                  (b) If the Optionee ceases to be an officer, director, or employee of the Company or a Subsidiary by reason of death, Disability, or Retirement, the Optionee or the personal representatives, heirs, legatees, or distributees of the Optionee, as appropriate, shall become fully vested in the option granted hereunder and shall have the immediate right to exercise such option to the extent not previously exercised.

                  (c) In the event of the dissolution or liquidation of the Company, the option granted hereunder shall terminate as of a date to be fixed by the Board of Directors, provided that not less than thirty (30) days' written notice of the date so fixed shall be given to the Optionee and the Optionee shall have the right during such period to exercise the option even though the option would not otherwise be exercisable under the option vesting schedule. At the end of such period, any unexercised option shall terminate and be of no further effect.

                  (d) In the event of a Change in Control, (as defined in the Plan) the option granted hereunder shall become fully vested and exercisable.

                  (e) If the Human Resources Committee of the Board of Directors of the Company determines that acceleration would be in the best interest of the Company.

         8. No Rights of a Shareholder or of Continued Employment. Optionee shall not have any of the rights of a stockholder of the Company with respect to the Optioned Shares except to the extent that one or more certificates for Optioned Shares shall have been delivered to him, or he has been determined to be a stockholder of record by the Company's Transfer Agent, upon due exercise of the option. Further, nothing herein shall confer upon Optionee any right to remain in the employ or continue as a director of the Company or one of its Subsidiaries, and nothing herein shall be construed in any manner to interfere in any way with the right of the Company or its Subsidiaries to terminate the Optionee's employment or directorship at any time.

         9. Interpretation of this Agreement. All questions of interpretation and application of this option shall be subject to the determination by a majority of the Human Resources Committee of the Board of Directors of the Company, which determination shall be final and binding on Optionee.



         EXECUTED as of October 26, 2001.


                                                Trinity Industries, Inc.


                                                By /s/  Timothy R. Wallace
                                                   -----------------------------
                                                   Timothy R. Wallace
                                                   Chairman, President and
                                                   Chief Executive Officer


                                                Optionee:


                                                   /s/ Michael E. Flannery
                                                   ----------------------------
                                                   Michael E. Flannery

EXHIBIT A                                   TRINITY INDUSTRIES, INC.
                                            ID: 75-0225040
 NOTICE OF GRANT OF STOCK OPTIONS           2525 Stemmons Freeway
 AND OPTION AGREEMENT                       Dallas, Texas  75207-2401

--------------------------------------------------------------------------------

 MICHAEL E FLANNERY                         OPTION NUMBER:00413793
 119 SOUTH QUINCY                           PLAN:         TRG
 HINSDALE, IL USA 60521                     ID:           208214

--------------------------------------------------------------------------------


Effective 10/26/2001, you have been granted a(n) Non-Qualified Stock Option to buy 78,600 shares of Trinity Industries, Inc. (the Company) stock at $24.6700 per share.

The total option price of the shares granted is $1,939,062.00.

Shares in each period will become fully vested on the date shown.


Shares          Vest Type             Full Vest          Expiration
------          ------------          ----------         ----------
78,600          On Vest Date          10/26/2003         10/26/2011



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